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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (D) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest event reported): February 13, 2004
                                                         -----------------

                             ESCALADE, INCORPORATED
                             -----------------------
             (Exact name of Registrant as specified in its charter)

           Indiana                           0-6966                13-2739290
           -------                           ------                ----------
(State or Other Jurisdiction of      (Commission File Number)     (IRS Employer
       Incorporation)                                               I.D. No.)

                    251 Wedcor Avenue, Wabash, Indiana 46992
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (260) 569-7208
                                                           --------------

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 13, 2004, Escalade, Incorporated ("Escalade") issued the press release and quarterly message to shareholders attached hereto as Exhibits 99.1 and 99.2, respectively, which documents contain financial information about Escalade's fourth completed fiscal quarter of 2003. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date:         February 13, 2004      ESCALADE, INCORPORATED
                                     By: /s/ Terry D. Frandsen
                                     -------------------------
                                     Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS

             EXHIBIT
             NUMBER          DESCRIPTION

               99.1          Press release dated February 13, 2004
               99.2 Message to Shareholders dated February 13, 2004 for the quarter ended December 27, 2003